Exhibit 10.5
EXECUTION VERSION

AMENDMENT NUMBER TWO
Subservicing Agreement
by and between
NEW RESIDENTIAL MORTGAGE LLC
and
PHH MORTGAGE CORPORATION (as successor by merger to
OCWEN LOAN SERVICING, LLC)
This AMENDMENT NUMBER TWO is made this 5th day of October, 2020, by and between PHH MORTGAGE CORPORATION (as successor by merger to Ocwen Loan Servicing, LLC), as subservicer (the “Subservicer”), and NEW RESIDENTIAL MORTGAGE LLC, as owner/servicer (the “Owner/Servicer”), to that certain Subservicing Agreement, dated as of July 23, 2017 (the “Agreement”), by and between the Subservicer and the Owner/Servicer.
RECITALS
WHEREAS, the Subservicer and the Owner/Servicer desire to amend the Agreement, subject to the terms hereof, to modify the Agreement as specified herein; and
WHEREAS, the Subservicer and the Owner/Servicer each have agreed to execute and deliver this Amendment Number Two on the terms and conditions set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1. Amendments. Effective as of June 1, 2019 or, with respect to any individual Mortgage Loan that became serviced on the Black Knight Platform prior to June 1, 2019, the first Business Day the Mortgage Loan was serviced on such platform, prior to June 1, 2019, the Agreement is hereby amended as follows:
(a)The Agreement is hereby amended by deleting Exhibit E-1 in its entirety and replacing it with Exhibit E-1 attached hereto.
(b)The Agreement is hereby amended by deleting Exhibit E-2 in its entirety and replacing it with Exhibit E-2 attached hereto.
SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.
SECTION 3. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Two need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 4. Governing Law. This Amendment Number Two shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 or 5-1402 of the New York General Obligations Law which shall govern).
SECTION 5. Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties agree that this Amendment Number Two and signature pages may be transmitted between them by facsimile or by electronic mail and that faxed and PDF signatures may constitute original signatures and that a faxed or PDF signature page containing the signature (faxed, PDF or original) is binding upon the parties.
[Signature Page Follows]

2

        IN WITNESS WHEREOF, the Owner/Servicer and the Subservicer have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

PHH MORTGAGE CORPORATION
(Subservicer)

By:_/s/ Curtis J. Schares_____________
Name: Curtis J. Schares
Title: Vice President

Signed: October 5, 2020

Amendment Number Two (July 2019)

NEW RESIDENTIAL MORTGAGE LLC
(Owner/Servicer)

By:_/s/ Nicola Santoro, Jr. ____________
Name: Nicola Santoro, Jr.
Title: Chief Financial Officer and Chief Operating Officer

Amendment Number Two (July 2019)

Exhibit E-1

LIST OF SERVICING REPORTS
Exhibit E-1-1

Critical Report	Regulatory Report	Name of Report	Report #	Updates #	Frequency	Implementation
Yes	No	Servicing Delta Daily Data Feed	E-1	*	Daily (by noon ET)
Yes	No	Service Fee Reports ("Service Fee Daily Report")	E-2(a)	*	Daily (by noon ET)
Yes	No	Service Fee Reports ("Daily Balances File")	E-2(b)	*	Daily (by noon ET)
Yes	No	Remittance File	E-3	*	Daily (by noon ET)
Yes	No	Servicing Monthly Data Feed	E-4	*	Monthly by 5th BU day
Yes	No	Reconciliation Report	E-5	*	As specified Section 4.1
Yes	No	Advance Reports ("MRA AF Daily File")	E-6(a)	*	Daily (by noon ET)
Yes	No	Advance Reports ("NRZ NBB Loan Level File")	E-6(b)	*	Monthly (by 7th BU day)
Yes	No	Portfolio Strat Reports	E-7	*	Monthly (by 7th BU day)
No	No	Mortgagor Litigation Report	E-8	*	Monthly (by 5th BU day)
No	No	Corporate Matters Report	E-9	*	Monthly (by 15th)
No	No	Performance Reports	E-10	*	Monthly (by 20th)
No	No	Material Changes to Subservicer’s, Subservicer’s Parents or any of their respective Affiliates’ Policies and Procedures	*	E-A1	Monthly (by 20th)
		[Reserved]	E-11
No	No	Basic Complaint Report	E-12(a)	*	Monthly (by 5th BU day)
No	No	Escalated Complaint Case Data Report	E-12(b)	*	Monthly (by 5th BU day)
No	No	Request for Information Report	E-13	*	Monthly (by 7th BU day)
No	No	Portfolio Roll Rate Reports	E-14	*	Monthly (by 7th BU day)
No	No	Monthly Financial Covenant Certification	*	E-A2	As provided in Section 2.22
No	No	Advance Threshold Report	E-15	*	Monthly (by 20th)
No	No	Back-up Servicer Files	E-16	*	As agreed to with the Back-up Servicer
No	No	MI Rescission Report	E-17	*	Monthly (by 15th)
No	No	Land Title Adjustment Report	E-18	*	Monthly (by 7th BU day)
Exhibit E-1-2

No	No	Ancillary Income Report	E-19	*	Monthly (by 15th)
No	No	Exhibit Q Information	*	E-A3	Quarterly (by 45th calendar day)
No	No	Provide Fidelity and Errors and Omissions Insurance	*	E-A4	Quarterly (by 45th calendar day)
		[Reserved]	E-20
		[Reserved]	E-21
No	No	Customer Service Statistics	E-22	*	Quarterly (by 45th calendar day
No	No	Tracking Report regarding Privacy Notices	E-23	*	Quarterly (by 20th)
No	Yes	NYS VOSR Template	E-24	*	Quarterly (20 days after Quarter-End)
No	Yes	MBFRF Template	E-25	*	Quarterly (20 days after Quarter-End)
No	Yes	MCR Template	E-26	*	Quarterly (30 days after Quarter-End)
No	Yes	Illinois Default and Foreclosure Template	E-27	*	Semi-Annual (by 20th calendar day of July)
No	Yes	California CRMLA Template	E-28	*	Annual (by 45th calendar day after fiscal year-end)
No	Yes	Illinois Report of Servicing Activity Template	E-29	*	Annual (by 45th calendar day after fiscal year-end)
No	Yes	Michigan Mortgage Brokers, Lenders and Servicers Template	E-30	*	Annual (by 45th calendar day after fiscal year-end)
No	Yes	Missouri Report of Residential Mortgage Loan Broker Activity Template	E-31	*	Annual (by 45th calendar day after fiscal year-end)
No	Yes	Washington Consumer Loan Assessment Report Template	E-32	*	Annual (by 45th calendar day after fiscal year-end)
No	Yes	Washington Consumer Loan Assessment Report Template	E-33	*	Annual (by 45th calendar day after fiscal year-end)
No	No	Regulation AB Compliance Report	*	E-A5	As defined in Agreement
No	No	Uniform Single Attestation Program Compliance Report	*		As defined in Agreement
No	No	SOC 1 Type II of Critical Vendors of Subservicer (or such other Type as may be reasonably satisfactory to Owner/Servicer)	*	E-A6	Within 30 days of receipt, but no later than January 31
Exhibit E-1-3

No	No	SOC 1 Type II of Subservicer covering a minimum period of nine (9) months	*	E-A7	Within 30 days of receipt, but no later than January 31
No	No	SOC 1 Type II Bridge Letter of Subservicer covering a maximum period of three (3) months	*	E-A8	No later than January 31
No	No	MI Report	E-34		Monthly (by 6th BU day)
No	No	MERS to LPS Data Reconciliation Report	E-35		Monthly (by 6th BU day after MERS cut-off)
No	No	Servicing Transactions Delta Daily Data Feed	E-36		Daily (by noon ET)
No	No	Call Center Report	E-37		Weekly (Monday)
No	No	Lien Release Report	E-38		Monthly (by 6th BU day)
No	No	FC FHA Pipeline	E-39		Monthly (by 6th BU day)
No	No	FC VA Pipeline	E-40		Monthly (by 6th BU day)
No	No	FC Conventional Pipeline	E-41		Monthly (by 6th BU day)
No	No	MODS Pipeline	E-42		Monthly (by 6th BU day)
No	No	Claims Report	E-43		Monthly (by 6th BU day)
No	No	Liquidations Approvals	E-44		Monthly (by 6th BU day)
No	No	Liquidations Closings	E-45		Monthly (by 6th BU day)
No	No	Call QA Reporting	E-46		Quarterly (by 10th BU days after Quarter-End)
		[Reserved]	E-47
No	No	Metro II	E-48		Monthly (by 6th BU day)
		[Reserved]	E-49

Exhibit E-1-4

Exhibit E-2
FORMATTED SERVICING REPORTS

[OMITTED]

Exhibit E-2-1